Exhibit 10.4

AMENDMENT TO

SENIOR SECURED PROMISSORY NOTE AND WARRANTS

Amendment to SENIOR SECURED PROMISSORY NOTE AND WARRANTS (this “Amendment”), dated as of May 20, 2024, by and between Signing Day Sports, Inc., a Delaware corporation (the “Borrower”), and FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (the “Holder”). Each of the Borrower and Holder are sometimes referred to in this Amendment individually as a “Party” and, collectively, as the “Parties.”

RECITALS

A. On May 16, 2024, the Borrower agreed to issue a certain Senior Secured Promissory Note to the Holder, a copy of which is attached hereto as Exhibit A (as amended hereby, the “Note”), a certain Common Stock Purchase Warrant to the Holder, a copy of which is attached hereto as Exhibit B (as amended hereby, the “First Warrant”), and a certain Common Stock Purchase Warrant to the Holder, a copy of which is attached hereto as Exhibit C (as amended hereby, the “Second Warrant” and together with the First Warrant, the “Warrants”), pursuant to that certain Securities Purchase Agreement, dated as of May 16, 2024, by and between the Borrower and the Holder (the “Securities Purchase Agreement”).

C. The Borrower and the Holder desire to amend the Note and the Warrants pursuant to Section 4.3 of the Note and Section 12 of each of the Warrants.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties intending to be legally bound, hereby agree as follows.

1. Agreement. Except as specifically modified by this Amendment, the terms and conditions of the Note and the Warrants shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Note or either of the Warrants, the terms of this Amendment shall control. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Note or the Warrants as the context requires, unless defined otherwise herein.

2. Amendment to Note. Section 1.1 of the Note is hereby amended to remove the following text: “, except that shares of Common Stock issuable upon conversion of this Note as to which the Conversion Price is at least equal to the greater of the Company’s stockholders’ equity per share disclosed in the Company’s most recent public filing with the SEC or the last closing bid price of the Common Stock on the Principal Market as of the Conversion Date shall not be limited hereby”.

3. Amendment to Warrants. Section 1(c) of each of the Warrants is hereby amended to remove the following text: “, except that shares of Common Stock issuable upon exercise of this Warrant as to which the Exercise Price is at least equal to the greater of the Company’s stockholders’ equity per share disclosed in the Company’s most recent public filing with the SEC or the last Closing Bid Price of the Common Stock as of the Warrant Share Delivery Date shall not be limited hereby”.

4. Representations.

(a) Borrower. To the extent applicable as of the date first set forth above, the Borrower hereby represents to the Holder that each of the representations contained in Section 3 of the Securities Purchase Agreement is true and accurate as of the date of this Amendment.

(b) Holder. To the extent applicable as of the date first set forth above, the Holder hereby represents to the Borrower that the representations contained in Section 2 of the Securities Purchase Agreement is true and accurate as of the date of this Amendment.

5. Effectiveness. The terms of this Amendment shall be effective as of the date first set forth above.

6. Entire Agreement. This Amendment constitutes the entire agreement and understanding between the Parties with regard to the subject matter hereof and supersedes any prior written or oral agreements. Any modifications to this Amendment must be in writing and signed by the Borrower and the Holder or their lawful successors or assigns.

7. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first set forth above.

BORROWER:

Signing Day Sports, Inc.

By:	/s/ Daniel D. Nelson
Name:	Daniel D. Nelson
Title:	Chief Executive Officer

Address:	8355 East Hartford Drive, Suite 100,
Scottsdale, AZ 8525

HOLDER:

FirstFire Global Opportunities Fund, LLC

By:	FirstFire Capital Management LLC, its manager

By:	/s/ Eli Fireman
Name:	Eli Fireman

Address:	1040 First Avenue, Suite 190, New York, NY 10022

EXHIBIT A

Senior Secured Promissory Note

(See Attached)

EXHIBIT B

Common Stock Purchase Warrant

(See Attached)

EXHIBIT C

Common Stock Purchase Warrant

(See Attached)